UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: April 28, 1998

     MEDIX RESOURCES, INC. (FORMERLY INTERNATIONAL NURSING SERVICES, INC)
            (Exact name of registrant as specified in its charter)

     Colorado                           000-24768                84-1123311
(State  or  other  jurisdiction         (Commission            (IRS Employer
  of  incorporation)                    File  Number)     Identification  No.)

        360 South Garfield Street, Suite 400, Denver, Colorado    80209
            (Address of principal executive offices)     (Zip Code)

      Registrant's telephone number, including area code:  (303) 393-1515

See  above  for  former  name
(Former  name  or  former  address,  if  changes  since  last  report)

Item  1.          Changes  in  Control  of  Registrant.    N/A.
Item  2.          Acquisition  or  Disposition  of  Assets.        N/A
Item  3.          Bankruptcy  or  Receivership.    N/A.
Item  4.          Changes  in  Registrant's  Certifying  Accountant.    N/A.
Item  5.          Other  Events.    Press  Releases
                  Dated April 28, 1998 announcing the signing of a definitive agreement for the sale of the Company's remaining staffing business.
                  Dated April 30, 1998 announcing the grant of four 75 year copyrights for the Company's Cymedix Lynx product.
Item  6.          Resignations  of  Registrant's  Directors.    N/A.
Item  7.          Financial  Statements  and  Exhibits.

(a)          Exhibits

Exhibit 99.1 Press Release announcing the signing of a definitive agreement for the sale of the Company's remaining staffing businesses.

Exhibit 99.2 Press Release announcing the grant of four 75 year copyrights for the Company's Lynx product.

Item  8.          Change  in  Fiscal  Year.    N/A.

Item  9.          Sales  of  Equity Securities Pursuant to Regulation S.  N/A.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     INTERNATIONAL  NURSING  SERVICES,  INC.


Date:  May  1,  1998          By:      /s/  John  P.  Yeros
                                     ----------------------
     John  P.  Yeros,  President  and  Chief  Executive  Officer